SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant                     [ ]

Filed by a Party other than the Registrant  [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to ss. 240.14a-12

                               Temple-Inland Inc.

                (Name of Registrant as Specified In Its Charter)

                                Icahn Partners LP
                                Icahn Onshore LP
                                CCI Onshore Corp,
                          Icahn Partners Master Fund LP
                                Icahn Offshore LP
                               CCI Offshore Corp.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                  Carl C. Icahn

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

     On February 16, 2007, Icahn Partners LP, Icahn Partners Master Fund LP and High River Limited Partnership (collectively, the "Nominating Parties") notified Temple-Inland Inc. (the "Issuer") of their intention to propose the nomination of a slate of directors for election at the forthcoming 2007 annual meeting of the Issuer's stockholders by delivering a notice thereof to the Issuer. A copy of the notification letter delivered to the Issuer is attached hereto as Exhibit A.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY MR. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF TEMPLE-INLAND INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF TEMPLE-INLAND INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

                                                                       EXHIBIT 1

                             POTENTIAL PARTICIPANTS

     In addition to the Nominees named in Exhibit A hereto (the contents of which are hereby incorporated by reference into this Exhibit 1), the potential participants in the potential solicitation of proxies (the "Participants") may include the following: Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), High River Limited Partnership ("High River"), Mr. Carl C. Icahn, Mr. Keith A. Meister and Mr. Vincent J. Intrieri.

     Icahn Partners, Icahn Master and High River (collectively, the "Icahn Parties") are entities controlled by Carl C. Icahn. Keith A. Meister and Vincent
J. Intrieri are employees of the Icahn Parties who may also participate in soliciting proxies from the Issuer's stockholders. Messrs. Meister and Intrieri do not own beneficially any interest in securities of the Issuer, and will not receive any special compensation in connection with such solicitation.

     Icahn Partners is a Delaware limited partnership principally engaged in the business of investing in securities. Icahn Onshore LP ("Icahn Onshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Partners. CCI Onshore Corp. ("CCI Onshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Onshore. CCI Onshore is wholly owned by Mr. Icahn.

     Icahn Master is a Cayman Islands exempted limited partnership principally engaged in the business of investing in securities. Icahn Offshore LP ("Icahn Offshore") is a Delaware limited partnership primarily engaged in the business of acting as the general partner of Icahn Master. CCI Offshore Corp. ("CCI Offshore") is a Delaware corporation primarily engaged in the business of acting as the general partner of Icahn Offshore. CCI Offshore is wholly owned by Mr. Icahn.

     High  River  Limited   Partnership  is  a  Delaware   limited   partnership
principally engaged in the business of investing in securities. Hopper Investments LLC ("Hopper") is a Delaware limited liability company primarily engaged in the business of acting as the general partner of High River. Barberry Corp. ("Barberry") is a Delaware corporation primarily engaged in the business of acting as the managing member of Hopper. Barberry is wholly owned by Mr. Icahn.

     Carl C. Icahn, through his ownership of CCI Onshore, CCI Offshore and Barberry, indirectly controls the Icahn Parties.

     Keith A. Meister and Vincent J. Intrieri are employees and/or officers or directors of the Icahn Parties and various other entities controlled by Mr. Icahn. In connection with their employment by Mr. Icahn and his affiliated companies, Messrs. Meister and Intrieri, among other employees, each has a participatory interest in the profits and fees derived by Mr. Icahn and/or his affiliated entities from Icahn Partners LP and Icahn Partners Master Fund LP (the "Funds"). Because only a portion of such profit interests are distributed and because of their other investments in the Funds, each of Mr. Meister and Mr. Intrieri also has capital accounts in the Funds. In the aggregate: (i) Mr. Meister's profit interests and capital accounts in the Funds entitle him to less than 2% of the profits generated by the Funds; and (ii) Mr. Intrieri's profit interests and capital accounts in the Funds entitle him to less than 2% of the profits generated by the Funds.

     Mr. Icahn, through his control of the Icahn Parties, may be deemed to be the indirect beneficial owner of 7,201,939 shares (including shares underlying call options) of common stock ("Common Stock") of the Issuer, which represents approximately 6.73% of outstanding shares of Common Stock as of the date hereof.

     Icahn Master is the direct beneficial owner of 3,285,356 shares (including shares underlying call options) of the Common Stock, Icahn Partners is the direct beneficial owner of 2,476,196 shares of the Common Stock and High River is the direct beneficial owner of 1,440,387 shares of the Common Stock. Icahn Offshore, as the general partner of Icahn Master and CCI Offshore, as the general partner of Icahn Offshore may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master. Icahn Onshore, as the general partner of Icahn Partners, and CCI Onshore, as the general partner of Icahn Onshore, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Partners. Hopper, as the general partner of High River, and Barberry, as the managing member of Hopper, may each be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by High River. Carl C. Icahn, as the sole stockholder of each of CCI Offshore, CCI Onshore and Barberry, may be deemed to be the indirect beneficial owner of the shares of Common Stock directly owned by Icahn Master, Icahn Partners and High River.

     The Icahn Parties have entered into a number of derivative agreements, commonly known as Total Return Swaps, with counterparties, which agreements provide that the profit to the Icahn Parties shall be based upon the increase in value of the shares of Common Stock and the loss to the Icahn Parties shall be based upon the decrease in the value of the shares of Common Stock, during the period from inception of the applicable agreement to its termination. The agreements provide that they settle in cash. In addition to the shares of Common Stock which they beneficially own as shown above, the Icahn Parties currently have long economic exposure to an aggregate of 3,382,600 shares of Common Stock through such agreements. These agreements do not give the Icahn Parties direct or indirect voting, investment or dispositive control over the shares of Common Stock to which these agreements relate and, accordingly, the Icahn Parties disclaim any beneficial ownership in the shares of Common Stock to which these agreements relate.

                                                                       EXHIBIT A

                               ICAHN PARTNERS LP
                          ICAHN PARTNERS MASTER FUND LP
                         HIGH RIVER LIMITED PARTNERSHIP
                           c/o Icahn Associates Corp.
                          767 Fifth Avenue, 47th Floor
                               New York, NY 10153

                                                               February 16, 2007

VIA FACSIMILE, HAND DELIVERY, U.S. MAIL AND FEDERAL EXPRESS

Temple-Inland Inc.
1300 MoPac Expressway South
Austin, Texas 78746
Attention:  Kenneth M. Jastrow, II, Chief Executive Officer
            Morris Davis, Esq., General Counsel
            Randall D. Levy, Chief Financial Officer
            Leslie K. O'Neal, Corporate Secretary

Re: Stockholders' Notice of Intent to Nominate Persons for Election as Directors of Temple-Inland Inc. (the "Corporation")
    -------------------------------------------------------------------

Ladies and Gentlemen:

     Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), Icahn Partners Master Fund LP, a Cayman Islands exempted limited partnership ("Icahn Master"), and High River Limited Partnership, a Delaware limited partnership ("High River" and together with Icahn Partners and Icahn Master, the "Record Holders" and each of them a "Record Holder") hereby submit this notice (this "Notice") on the date hereof pursuant to the requirements (the "Bylaw Requirements") set forth in Article III, Section 3 of the By-laws of the Corporation, revised as of May 23, 2002, attached as Exhibit 3.1 to the Form 10-Q filed by the Corporation with the Securities and Exchange Commission (the "SEC") on November 12, 2002 (the "Bylaws").

     The address of Icahn Partners is 767 Fifth Avenue, 47th Floor, New York, NY 10153. The address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of High River is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601. Each of the Record Holders is the record owner(1) of 1000 shares of Common Stock of the Corporation ("Shares").



------------------
(1) Please note that (i) High River's stock certificate was issued in the name of "High River LP;" and (ii) the following address is set forth on each such stock certificate of each Record Holder as the record address on the books of the Corporation: 767 Fifth Avenue, 47th Floor, New York, New York 10153.

     Each of the Record Holders hereby represents that it: (i) is a stockholder of record of Shares entitled to vote in the election of directors at the 2007 annual meeting of stockholders of the Corporation (the "Annual Meeting"), (ii) intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding voting stock required to elect the Nominees (as hereafter defined) and/or otherwise solicit proxies from stockholders of the Corporation in support of such nomination, and (iii) intends to appear in person or by proxy at the Annual Meeting to nominate for election as directors of the Corporation the following persons (each, a "Nominee" and collectively, the "Slate"):

                  Jose Maria Alapont
                  Ambassador John R. Bolton
                  Keith A. Meister
                  James J. Unger

     As of the date hereof, to the knowledge of the Record Holders, based on information contained in the Bylaws, the Corporation's Web site and the Corporation's Proxy Statement on Schedule 14A, filed with the SEC on March 22, 2006, the current Board of Directors of the Corporation ("Board") consists of 13 directors and the Board has adopted a policy that its size should be in the range of 10 to 12 members. Based on the current size of the Board, the Record Holders are submitting this Notice based on the assumption that 4 directors are to be elected at the Annual Meeting. If, for any reason, more than 4 directors are to be elected at the Annual Meeting, the Record Holders reserve the right to nominate additional persons to be so elected (each, an "Additional Nominee"). Additionally, if, for any reason, any Nominee or Additional Nominee is unable to stand for election at the Annual Meeting, the Record Holders intend to nominate a person in the place of such Nominee or Additional Nominee (a "Substitute"). Finally, if fewer than 4 directors are to be elected at the Annual Meeting, the Record Holders will designate which of the Nominees will be placed in nomination. In any of those events, the Record Holders at the earliest practicable time will give notice to the Corporation of any Additional Nominee, the Substitute or the Nominees who will be placed in nomination.

     Pursuant to the Bylaw Requirements: (i) certain information relating to the Record Holders is set forth in the body of this Notice and Annex A; (ii) certain information relating to each Nominee is set forth in the body of this Notice and Annex B; and (iii) the written consent of each Nominee to being named in the proxy statement as a nominee and to serve as a director of the Corporation if elected is attached as Annex C. Each nominee (other than Keith A. Meister) is also party to an agreement substantially in the form attached hereto as Annex D, pursuant to which the Record Holders have agreed to pay certain fees to the Nominees and to indemnify the Nominees with respect to certain costs incurred by the Nominees in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement").

     Each  Nominee has an interest in the  election of  directors  at the Annual
Meeting: (i) indirectly through the beneficial ownership (if any) of Shares, as described on the applicable attachment to Annex A; and (ii) pursuant to the Nominee Agreement (if applicable to such Nominee).

     With respect to each Nominee, other than as disclosed in this Notice, (i) such Nominee is not, nor was he within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither the Nominee nor any of his associates have any arrangement or understanding with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

     With respect to each Nominee, the Nominee would not be barred from being considered independent under (i) the applicable standards of the New York Stock Exchange and (ii) the independence standards applicable to the Corporation under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The Annexes and all attachments thereto are hereby incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and all attachments thereto should be deemed disclosed for all purposes of this Notice. All upper case terms appearing in the Annexes and all attachments thereto that are not defined in such Annexes and attachments shall have the meanings given in the body of this Notice or the Annexes, as applicable.

     The Record Holders have filed a Schedule 13D under the Exchange Act, with the SEC relating to the Corporation (the "Filing"). The Filing, all attachments thereto and all future amendments thereto, are hereby incorporated into and made a part of this Notice (but only to the extent that the information disclosed therein constitutes information regarding the Record Holders that is required to be set forth in this Notice pursuant to the Bylaw Requirements). Accordingly, all such matters disclosed in any part of the Filing, including all attachments thereto, should be deemed disclosed for all purposes of this Notice. The Filing, a copy of which was previously delivered to the Corporation pursuant to Rule 13d-7 under the Exchange Act, is available at no charge at the SEC's website at http://www.sec.gov. If the Corporation requests additional copies of the Filing, the Record Holders will provide them.

     Information is set forth herein as of the date hereof and neither the delivery of this Notice in accordance with the Bylaw Requirements nor any delivery by any Record Holder of additional information to the Corporation from and after the date hereof shall be deemed to constitute an admission by any Record Holder or any of their respective affiliates that such delivery is required or that each and every item of information is required by the Bylaws or as to the legality or enforceability of the Bylaws or any other matter, or a waiver by any Record Holder or any of their respective affiliates of their right to contest or challenge, in any way, the validity or enforceability of the Bylaws or any other matter (including actions taken by the Board in anticipation of or following receipt of this Notice).

                            [Signature page follows]

Very truly yours,


ICAHN PARTNERS LP

  By:  /s/ Edward E. Mattner
       ---------------------
       Name:   Edward E. Mattner
       Title:  Authorized Signatory


ICAHN PARTNERS MASTER FUND LP

  By:  /s/ Edward E. Mattner
       ---------------------
       Name:   Edward E. Mattner
       Title:  Authorized Signatory


HIGH RIVER LIMITED PARTNERSHIP
By:  Hopper Investments LLC, its general partner
  By:  Barberry Corp., its sole member

    By:  /s/ Edward E. Mattner
         --------------------------
         Name:   Edward E. Mattner
         Title:  Authorized Signatory


          [Signature page to Stockholders' Notice of Intent to Nominate
            Persons for Election as Directors of Temple-Inland Inc.]

                                                                         ANNEX A

INFORMATION ABOUT THE RECORD HOLDERS PURSUANT TO ARTICLE III, SECTION 3 OF THE BYLAWS


                      SECURITY OWNERSHIP OF RECORD HOLDERS

(1) Title of      (2) Name of      (3) Amount and Nature of    (4) Percent of
    Class (2)         Beneficial       of Beneficial               Class (5)
                      Owner(3)         Ownership (4)
----------------- ---------------- --------------------------- -----------------
Common Stock      High River            1,440,387                      1.35%
----------------- ---------------- --------------------------- -----------------
Common Stock      Icahn Master          3,285,356                      3.07%
----------------- ---------------- --------------------------- -----------------
Common Stock      Icahn Partners        2,476,196                      2.31%

                              BENEFICIAL OWNERSHIP

Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. CCI Offshore Corp., a Delaware corporation ("CCI Offshore"), is the General partner of Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"), which is the general partner of Icahn Master. CCI Onshore Corp., a Delaware corporation ("CCI Onshore"), is the general partner of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore"), which is the general partner of Icahn Partners. Each of Barberry, CCI Offshore and CCI Onshore is 100 percent owned by Carl C. Icahn. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Record Holders.

The Record Holders may be deemed to beneficially own, in the aggregate, 7,201,939 Shares(6), representing approximately 6.73%(7) of the Corporation's outstanding Shares (based upon the 106,984,201 Shares stated to be outstanding as of September 30, 2006 by the Corporation in the Corporation's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2006 (the "Form 10-Q")).

--------------
(2) Please note that: (i) in addition to Common Stock, Icahn Master also purchased certain call options on Shares as described on Attachment 1to this Annex A; and (ii) the Record Holders are or have been party to certain (A) cash settled derivative agreements relating to Shares, commonly known as Total Return Swaps, as described on Attachment 2 to this Annex A and (B) cash settled derivative agreements relating to certain debt securities of the Corporation, commonly known as Credit Default Swaps, as described on Attachment 3 to this Annex A.

(3) Please note that each Record Holder listed above is the direct beneficial owner of Shares set forth under the heading "(3) Amount and Nature of Beneficial Ownership" and that indirect beneficial ownership of Shares is described in the text of this Annex A under the heading "Beneficial Ownership."

(4) Please note that amounts of Shares set forth in this column: (i) include the respective amounts of Shares underlying call options purchased by the respective Record Holders, as described on Attachment 1 to this Annex A; and (ii) do not include the respective amounts of Shares referenced in the derivative agreements described on Attachment 2 to this Annex A.

(5) Please note that percentages of ownership set forth in this column: (i) take into account the respective amounts of Shares underlying call options purchased by the respective Record Holders, as described on Attachment 1 to this Annex A;
(ii) do not take into account the respective amounts of Shares referenced in the derivative agreements described on Attachment 2 to this Annex A; and (iii) were calculated based on the amount of Shares stated to be outstanding in the Form 10-Q.

(6) Please note this amount of Shares: (i) includes the aggregate amount of Shares underlying call options described on Attachment 1 to this Annex A; and
(ii) does not include the aggregate amount of Shares referenced in the derivative agreements described on Attachment 2 to this Annex A.

(7) Please note this percentage of ownership: (i) takes into account the aggregate amount of Shares underlying call options described on Attachment 1 to this Annex A; and (ii) does not take into account the aggregate amount of Shares referenced in the derivative agreements described on Attachment 2 to this Annex A.

High River has sole voting power and sole dispositive power with regard to 1,440,387 Shares(8). Each of Hopper, Barberry and Carl C. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 3,285,356 Shares(9). Each of Icahn Offshore, CCI Offshore and Carl C. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 2,476,196 Shares(10). Each of Icahn Onshore, CCI Onshore and Carl C. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the Shares which High River directly beneficially owns. Each of Icahn Offshore, CCI Offshore and Mr. Icahn, by virtue of their relationships to Icahn Master, may be deemed to indirectly beneficially own the Shares which Icahn Master directly beneficially owns. Each of Icahn Onshore, CCI Onshore and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the Shares which Icahn Partners directly beneficially owns.

                            TWO YEARS SUMMARY TABLES

The following tables indicate the date of each purchase and sale of Shares by Mr. Icahn and his affiliates within the past two years, and the number of shares in each such purchase or sale.(11)


-----------------
(8) Please note this amount of Shares does not include Shares referenced in the derivative agreements described on Attachment 2 to this Annex A to which High River is a party.

(9) Please note this amount of Shares: (i) includes Shares underlying call options purchased by Icahn Master as described on Attachment 1to this Annex A; and (ii) does not include Shares referenced in the derivative agreements described on Attachment 2 to this Annex A to which Icahn Master is a party.

(10) Please note this amount of Shares does not include Shares referenced in the derivative agreements described on Attachment 2 to this Annex A to which Icahn Partners is a party.

(11) Please refer to Attachment 1 to this Annex A for a description of certain call options on Shares purchased by Icahn Master. Please refer to Attachment 2 to this Annex A for a description of certain cash settled derivative agreements relating to Shares entered into by the respective Record Holders. Please refer to Attachment 3 to this Annex A for a description of certain cash settled derivative agreements relating to certain debt securities of the Corporation entered into by the respective Record Holders.

HIGH RIVER PURCHASES
--------------------

                                        No. of Shares
Name                      Date            Purchased
----                      ----            ---------
High River                5/10/2005          84,596
------------------- ---------------- -------------------
High River                5/11/2005          42,000
------------------- ---------------- -------------------
High River                5/12/2005         137,150
------------------- ---------------- -------------------
High River                5/13/2005          98,200
------------------- ---------------- -------------------
High River                5/16/2005          12,100
------------------- ---------------- -------------------
High River                5/17/2005          24,160
------------------- ---------------- -------------------
High River                5/19/2005          64,080
------------------- ---------------- -------------------
High River                5/20/2005          10,020
------------------- ---------------- -------------------
High River                5/24/2005         120,000
------------------- ---------------- -------------------
High River                5/25/2005          95,400
------------------- ---------------- -------------------
High River                5/26/2005          16,300
------------------- ---------------- -------------------
High River                5/27/2005          38,460
------------------- ---------------- -------------------
High River                 6/1/2005          53,100
------------------- ---------------- -------------------
High River                 6/2/2005           8,260
------------------- ---------------- -------------------
High River                 6/3/2005           4,300
------------------- ---------------- -------------------
High River                 6/6/2005           1,200
------------------- ---------------- -------------------
High River                 6/9/2005           3,140
------------------- ---------------- -------------------
High River                6/23/2005           7,780
------------------- ---------------- -------------------
High River                6/24/2005          27,020
------------------- ---------------- -------------------
High River                6/27/2005          38,760
------------------- ---------------- -------------------
High River                 7/5/2005           3,900
------------------- ---------------- -------------------
High River                 7/6/2005           9,800
------------------- ---------------- -------------------
High River                 7/7/2005          13,200
------------------- ---------------- -------------------
High River                8/23/2005          86,700
------------------- ---------------- -------------------
High River               10/12/2005             380
------------------- ---------------- -------------------
High River               10/13/2005           4,620
------------------- ---------------- -------------------
High River               10/27/2005          20,000
------------------- ---------------- -------------------
High River               10/28/2005          10,200
------------------- ---------------- -------------------
High River               10/31/2005          26,600
------------------- ---------------- -------------------
High River                11/1/2005          18,300
------------------- ---------------- -------------------
High River                11/4/2005          10,000
------------------- ---------------- -------------------
High River                11/9/2005          23,840
------------------- ---------------- -------------------
High River                11/6/2006          40,000
------------------- ---------------- -------------------
High River                11/7/2006          36,000
------------------- ---------------- -------------------
High River                11/8/2006          20,760
------------------- ---------------- -------------------
High River                11/9/2006          20,000
------------------- ---------------- -------------------
High River               11/10/2006          40,000
------------------- ---------------- -------------------
High River               11/13/2006          40,000
------------------- ---------------- -------------------
High River               11/15/2006          83,840
------------------- ---------------- -------------------
High River               11/16/2006          40,000
------------------- ---------------- -------------------
High River               11/17/2006          45,240
------------------- ---------------- -------------------
High River               11/20/2006          60,000
------------------- ---------------- -------------------
High River               11/21/2006          36,400
------------------- ---------------- -------------------
High River               11/22/2006          28,800
------------------- ---------------- -------------------
High River               11/24/2006          10,620
------------------- ---------------- -------------------
High River               11/27/2006          72,660
------------------- ---------------- -------------------
High River               11/28/2006         100,000
------------------- ---------------- -------------------
High River               11/29/2006          80,000
------------------- ---------------- -------------------
High River               11/30/2006          34,000
------------------- ---------------- -------------------
High River                12/1/2006          27,160
------------------- ---------------- -------------------
High River                12/5/2006          54,000
------------------- ---------------- -------------------
High River                12/6/2006          24,700
------------------- ---------------- -------------------
High River                12/7/2006          20,000
------------------- ---------------- -------------------
High River                12/8/2006             920
------------------- ---------------- -------------------
High River               12/11/2006           2,860
------------------- ---------------- -------------------
High River               12/12/2006          33,000
------------------- ---------------- -------------------
High River               12/13/2006          24,000
------------------- ---------------- -------------------
High River               12/14/2006          44,500
------------------- ---------------- -------------------
High River               12/18/2006           5,000
------------------- ---------------- -------------------
High River               12/19/2006          20,000
------------------- ---------------- -------------------
High River               12/21/2006          15,540
------------------- ---------------- -------------------
High River                1/12/2007          35,216
------------------- ---------------- -------------------
High River                1/16/2007          25,220
------------------- ---------------- -------------------
High River                1/17/2007           5,203
------------------- ---------------- -------------------
High River                1/18/2007         134,898
------------------- ---------------- -------------------
High River                1/19/2007          56,050
------------------- ---------------- -------------------
High River                1/22/2007         123,800

Part of the purchase price of Shares purchased by High River was obtained through margin borrowing. Shares purchased by High River are maintained in a margin account that includes positions in securities in addition to Shares. The indebtedness of the margin account as of the date hereof is approximately $306,741,430.

HIGH RIVER SALES
----------------

Name                     Date        No. of Shares Sold
----                     ----        ------------------
High River                12/1/2005          28,800
------------------- ---------------- -------------------
High River                12/2/2005          28,600
------------------- ---------------- -------------------
High River                12/5/2005          12,600
------------------- ---------------- -------------------
High River                12/6/2005          40,000
------------------- ---------------- -------------------
High River                12/7/2005          26,680
------------------- ---------------- -------------------
High River                12/8/2005          42,380
------------------- ---------------- -------------------
High River                12/9/2005          12,340
------------------- ---------------- -------------------
High River               12/12/2005          17,940
------------------- ---------------- -------------------
High River               12/13/2005          28,060
------------------- ---------------- -------------------
High River               12/14/2005          11,620
------------------- ---------------- -------------------
High River               12/15/2005          37,480
------------------- ---------------- -------------------
High River               12/16/2005          12,700
------------------- ---------------- -------------------
High River               12/19/2005          20,440
------------------- ---------------- -------------------
High River               12/20/2005          15,440
------------------- ---------------- -------------------
High River               12/21/2005          27,040
------------------- ---------------- -------------------
High River               12/22/2005          18,980
------------------- ---------------- -------------------
High River               12/23/2005          11,360
------------------- ---------------- -------------------
High River               12/27/2005           6,000
------------------- ---------------- -------------------
High River               12/28/2005          20,000
------------------- ---------------- -------------------
High River               12/29/2005          19,380
------------------- ---------------- -------------------
High River               12/30/2005          11,260
------------------- ---------------- -------------------
High River                 1/3/2006          26,031
------------------- ---------------- -------------------
High River                 1/4/2006          36,760
------------------- ---------------- -------------------
High River                 1/5/2006           8,840
------------------- ---------------- -------------------
High River                 1/6/2006           5,860
------------------- ---------------- -------------------
High River                 1/9/2006          10,560
------------------- ---------------- ------------------
High River                1/10/2006          26,820
------------------- ---------------- -------------------
High River                1/11/2006          24,000
------------------- ---------------- -------------------
High River                1/12/2006          16,960
------------------- ---------------- -------------------
High River                1/13/2006           9,780
------------------- ---------------- -------------------
High River                1/17/2006          11,300
------------------- ---------------- -------------------
High River                1/18/2006          10,280
------------------- ---------------- -------------------
High River                1/19/2006          23,540
------------------- ---------------- -------------------
High River                1/20/2006           4,080
------------------- ---------------- -------------------
High River                1/23/2006          52,480
------------------- ---------------- -------------------
High River                1/24/2006          28,720
------------------- ---------------- -------------------
High River                1/25/2006          22,180
------------------- ---------------- -------------------
High River                1/26/2006          19,100
------------------- ---------------- -------------------
High River                1/27/2006           4,560
------------------- ---------------- -------------------
High River                1/31/2006          14,940
------------------- ---------------- -------------------
High River                 2/1/2006          30,180
------------------- ---------------- -------------------
High River                 2/2/2006           7,760
------------------- ---------------- -------------------
High River                 2/3/2006              60
------------------- ---------------- -------------------
High River                 2/6/2006          12,300
------------------- ---------------- -------------------
High River                 2/7/2006           6,060
------------------- ---------------- -------------------
High River                 2/8/2006           8,100
------------------- ---------------- -------------------
High River                 2/9/2006          19,860
------------------- ---------------- -------------------
High River                2/10/2006          34,540
------------------- ---------------- -------------------
High River                2/13/2006          53,900
------------------- ---------------- -------------------
High River                2/14/2006          85,920
------------------- ---------------- -------------------
High River                2/15/2006           1,300
------------------- ---------------- -------------------
High River                2/17/2006           1,400
------------------- ---------------- -------------------
High River                2/21/2006           8,140
------------------- ---------------- -------------------
High River                2/22/2006          10,000
------------------- ---------------- -------------------
High River                2/23/2006           7,360
------------------- ---------------- -------------------
High River                2/24/2006          12,080
------------------- ---------------- -------------------
High River                2/27/2006           8,715

ICAHN PARTNERS PURCHASES
------------------------

Name                         Date        No. of Shares Purchsed
----                         ----        ----------------------
Icahn Partners                2/17/2005         58,555
---------------------- ----------------- -------------------
2:1 SPLIT ON 4/1/05
---------------------- ----------------- -------------------
Icahn Partners                5/10/2005        169,193
---------------------- ----------------- -------------------
Icahn Partners                5/11/2005         84,000
---------------------- ----------------- -------------------
Icahn Partners                5/12/2005        274,300
---------------------- ----------------- -------------------
Icahn Partners                5/13/2005        196,400
---------------------- ----------------- -------------------
Icahn Partners                5/16/2005         24,200
---------------------- ----------------- -------------------
Icahn Partners                5/17/2005         48,320
---------------------- ----------------- -------------------
Icahn Partners                5/19/2005        128,160
---------------------- ----------------- -------------------
Icahn Partners                5/20/2005         20,040
---------------------- ----------------- -------------------
Icahn Partners                5/24/2005        235,200
---------------------- ----------------- -------------------
Icahn Partners                5/25/2005        186,984
---------------------- ----------------- -------------------
Icahn Partners                5/26/2005         31,948
---------------------- ----------------- -------------------
Icahn Partners                5/27/2005         75,382
---------------------- ----------------- -------------------
Icahn Partners                 6/1/2005        104,076
---------------------- ----------------- -------------------
Icahn Partners                 6/2/2005         16,190
---------------------- ----------------- -------------------
Icahn Partners                 6/3/2005          8,428
---------------------- ----------------- -------------------
Icahn Partners                 6/6/2005          2,352
---------------------- ----------------- -------------------
Icahn Partners                 6/9/2005          6,154
---------------------- ----------------- -------------------
Icahn Partners                6/23/2005         15,249
---------------------- ----------------- -------------------
Icahn Partners                6/24/2005         52,959
---------------------- ----------------- -------------------
Icahn Partners                6/27/2005         75,970
---------------------- ----------------- -------------------
Icahn Partners                 7/5/2005          7,644
---------------------- ----------------- -------------------
Icahn Partners                 7/6/2005         18,816
---------------------- ----------------- -------------------
Icahn Partners                 7/7/2005         25,344
---------------------- ----------------- -------------------
Icahn Partners                8/23/2005        166,464
---------------------- ----------------- -------------------
Icahn Partners               10/12/2005            669
---------------------- ----------------- -------------------
Icahn Partners               10/13/2005          8,131
---------------------- ----------------- -------------------
Icahn Partners               10/27/2005         35,200
---------------------- ----------------- -------------------
Icahn Partners               10/28/2005         17,952
---------------------- ----------------- -------------------
Icahn Partners               10/31/2005         46,816
---------------------- ----------------- -------------------
Icahn Partners                11/6/2006         68,648
---------------------- ----------------- -------------------
Icahn Partners                11/7/2006         61,784
---------------------- ----------------- -------------------
Icahn Partners                11/8/2006         35,629
---------------------- ----------------- -------------------
Icahn Partners                11/9/2006         34,324
---------------------- ----------------- -------------------
Icahn Partners               11/10/2006         68,648
---------------------- ----------------- -------------------
Icahn Partners               11/13/2006         68,649
---------------------- ----------------- -------------------
Icahn Partners               11/15/2006        143,887
---------------------- ----------------- -------------------
Icahn Partners               11/16/2006         68,648
---------------------- ----------------- -------------------
Icahn Partners               11/17/2006         77,642
---------------------- ----------------- -------------------
Icahn Partners               11/20/2006        102,973
---------------------- ----------------- -------------------
Icahn Partners               11/21/2006         62,470
---------------------- ----------------- -------------------
Icahn Partners               11/22/2006         49,427
---------------------- ----------------- -------------------
Icahn Partners               11/24/2006         18,226
---------------------- ----------------- -------------------
Icahn Partners               11/27/2006        124,700
---------------------- ----------------- -------------------
Icahn Partners               11/28/2006        171,621
---------------------- ----------------- -------------------
Icahn Partners               11/29/2006        137,297
---------------------- ----------------- -------------------
Icahn Partners               11/30/2006         58,351
---------------------- ----------------- -------------------
Icahn Partners                12/1/2006         44,318
---------------------- ----------------- -------------------
Icahn Partners                12/5/2006         92,524
---------------------- ----------------- -------------------
Icahn Partners                12/6/2006         42,321
---------------------- ----------------- -------------------
Icahn Partners                12/7/2006         34,268
---------------------- ----------------- -------------------
Icahn Partners                12/8/2006          1,576
---------------------- ----------------- -------------------
Icahn Partners               12/11/2006          4,900
---------------------- ----------------- -------------------
Icahn Partners               12/12/2006         56,542
---------------------- ----------------- -------------------
Icahn Partners               12/13/2006         41,122
---------------------- ----------------- -------------------
Icahn Partners               12/14/2006         75,071
---------------------- ----------------- -------------------
Icahn Partners               12/18/2006          8,561
---------------------- ----------------- -------------------
Icahn Partners               12/19/2006         34,245
---------------------- ----------------- -------------------
Icahn Partners               12/21/2006         26,609
---------------------- ----------------- -------------------
Icahn Partners                1/12/2007         60,864
---------------------- ----------------- -------------------
Icahn Partners                1/16/2007         42,880
---------------------- ----------------- -------------------
Icahn Partners                1/17/2007          8,868
---------------------- ----------------- -------------------
Icahn Partners                1/18/2007        234,830
---------------------- ----------------- -------------------
Icahn Partners                1/19/2007         97,573
---------------------- ----------------- -------------------
Icahn Partners                1/22/2007        216,200

ICAHN PARTNERS SALES
--------------------

Name                         Date        No. of Shares Sold
----                         ----        ------------------
Icahn Partners                2/14/2005          55,200
---------------------- ----------------- ------------------
Icahn Partners                2/15/2005          86,160
---------------------- ----------------- ------------------
Icahn Partners                2/16/2005          14,400
---------------------- ----------------- ------------------
Icahn Partners                2/18/2005         550,820
---------------------- ----------------- ------------------
Icahn Partners                2/22/2005          52,185
---------------------- ----------------- ------------------
Icahn Partners                3/24/2005          39,500
---------------------- ----------------- ------------------
2:1 SPLIT ON 4/1/05
---------------------- ----------------- ------------------
Icahn Partners                12/1/2005          53,860
---------------------- ----------------- ------------------
Icahn Partners                12/2/2005          53,486
---------------------- ----------------- ------------------
Icahn Partners                12/5/2005          23,688
---------------------- ----------------- ------------------
Icahn Partners                12/6/2005          74,806
---------------------- ----------------- ------------------
Icahn Partners                12/7/2005          49,896
---------------------- ----------------- ------------------
Icahn Partners                12/8/2005          79,257
---------------------- ----------------- ------------------
Icahn Partners                12/9/2005          23,078
---------------------- ----------------- ------------------
Icahn Partners               12/12/2005          33,551
---------------------- ----------------- ------------------
Icahn Partners               12/13/2005          52,473
---------------------- ----------------- ------------------
Icahn Partners               12/14/2005          21,730
---------------------- ----------------- ------------------
Icahn Partners               12/15/2005          70,088
---------------------- ----------------- ------------------
Icahn Partners               12/16/2005          23,749
---------------------- ----------------- ------------------
Icahn Partners               12/19/2005          38,223
---------------------- ----------------- ------------------
Icahn Partners               12/20/2005          28,873
---------------------- ----------------- ------------------
Icahn Partners               12/21/2005          50,565
---------------------- ----------------- ------------------
Icahn Partners               12/22/2005          35,493
---------------------- ----------------- ------------------
Icahn Partners               12/23/2005          21,243
---------------------- ----------------- ------------------
Icahn Partners               12/27/2005          11,220
---------------------- ----------------- ------------------
Icahn Partners               12/28/2005          37,400
---------------------- ----------------- ------------------
Icahn Partners               12/29/2005          36,241
---------------------- ----------------- ------------------
Icahn Partners               12/30/2005          21,056
---------------------- ----------------- ------------------
Icahn Partners                 1/3/2006          48,677
---------------------- ----------------- ------------------
Icahn Partners                 1/4/2006          68,742
---------------------- ----------------- ------------------
Icahn Partners                 1/5/2006          16,531
---------------------- ----------------- ------------------
Icahn Partners                 1/6/2006          10,958
---------------------- ----------------- ------------------
Icahn Partners                 1/9/2006          19,747
---------------------- ----------------- ------------------
Icahn Partners                1/10/2006          50,154
---------------------- ----------------- ------------------
Icahn Partners                1/11/2006          44,880
---------------------- ----------------- ------------------
Icahn Partners                1/12/2006          31,715
---------------------- ----------------- ------------------
Icahn Partners                1/13/2006          18,289
---------------------- ----------------- ------------------
Icahn Partners                1/17/2006          21,131
---------------------- ----------------- ------------------
Icahn Partners                1/18/2006          19,224
---------------------- ----------------- ------------------
Icahn Partners                1/19/2006          44,020
---------------------- ----------------- ------------------
Icahn Partners                1/20/2006           7,630
---------------------- ----------------- ------------------
Icahn Partners                1/23/2006          98,139
---------------------- ----------------- ------------------
Icahn Partners                1/24/2006          53,707
---------------------- ----------------- ------------------
Icahn Partners                1/25/2006          41,477
---------------------- ----------------- ------------------
Icahn Partners                1/26/2006          35,717
---------------------- ----------------- ------------------
Icahn Partners                1/27/2006           8,527
---------------------- ----------------- ------------------
Icahn Partners                1/31/2006          27,938
---------------------- ----------------- ------------------
Icahn Partners                 2/1/2006          56,437
---------------------- ----------------- ------------------
Icahn Partners                 2/2/2006          14,511
---------------------- ----------------- ------------------
Icahn Partners                 2/3/2006             112
---------------------- ----------------- ------------------
Icahn Partners                 2/6/2006          23,001
---------------------- ----------------- ------------------
Icahn Partners                 2/7/2006          11,332
---------------------- ----------------- ------------------
Icahn Partners                 2/8/2006          15,147
---------------------- ----------------- ------------------
Icahn Partners                 2/9/2006          37,139
---------------------- ----------------- ------------------
Icahn Partners                2/10/2006          64,591
---------------------- ----------------- ------------------
Icahn Partners                2/13/2006         100,795
---------------------- ----------------- ------------------
Icahn Partners                2/14/2006         160,673
---------------------- ----------------- ------------------
Icahn Partners                2/15/2006           2,431
---------------------- ----------------- ------------------
Icahn Partners                2/17/2006           2,618
---------------------- ----------------- ------------------
Icahn Partners                2/21/2006          15,222
---------------------- ----------------- ------------------
Icahn Partners                2/22/2006          18,700
---------------------- ----------------- ------------------
Icahn Partners                2/23/2006          13,763
---------------------- ----------------- ------------------
Icahn Partners                2/24/2006          22,590
---------------------- ----------------- ------------------
Icahn Partners                2/27/2006          16,300

ICAHN MASTER PURCHASES
----------------------

                                          No. of Shares
Name                         Date           Purchased
----                         ----           ---------
Icahn Master                2/17/2005        60,945
--------------------- ---------------- -------------------
2:1 SPLIT ON 4/1/05
--------------------- ---------------- -------------------
Icahn Master                5/10/2005       169,192
--------------------- ---------------- -------------------
Icahn Master                5/11/2005        84,000
--------------------- ---------------- -------------------
Icahn Master                5/12/2005       274,300
--------------------- ---------------- -------------------
Icahn Master                5/13/2005       196,400
--------------------- ---------------- -------------------
Icahn Master                5/16/2005        24,200
--------------------- ---------------- -------------------
Icahn Master                5/17/2005        48,320
--------------------- ---------------- -------------------
Icahn Master                5/19/2005       128,160
--------------------- ---------------- -------------------
Icahn Master                5/20/2005        20,040
--------------------- ---------------- -------------------
Icahn Master                5/24/2005       244,800
--------------------- ---------------- -------------------
Icahn Master                5/25/2005       194,616
--------------------- ---------------- -------------------
Icahn Master                5/26/2005        33,252
--------------------- ---------------- -------------------
Icahn Master                5/27/2005        78,458
--------------------- ---------------- -------------------
Icahn Master                 6/1/2005       108,324
--------------------- ---------------- -------------------
Icahn Master                 6/2/2005        16,850
--------------------- ---------------- -------------------
Icahn Master                 6/3/2005         8,772
--------------------- ---------------- -------------------
Icahn Master                 6/6/2005         2,448
--------------------- ---------------- -------------------
Icahn Master                 6/9/2005         6,406
--------------------- ---------------- -------------------
Icahn Master                6/23/2005        15,871
--------------------- ---------------- -------------------
Icahn Master                6/24/2005        55,121
--------------------- ---------------- -------------------
Icahn Master                6/27/2005        79,070
--------------------- ---------------- -------------------
Icahn Master                 7/5/2005         7,956
--------------------- ---------------- -------------------
Icahn Master                 7/6/2005        20,384
--------------------- ---------------- -------------------
Icahn Master                 7/7/2005        27,456
--------------------- ---------------- -------------------
Icahn Master                8/23/2005       180,336
--------------------- ---------------- -------------------
Icahn Master               10/12/2005           851
--------------------- ---------------- -------------------
Icahn Master               10/13/2005        10,349
--------------------- ---------------- -------------------
Icahn Master               10/27/2005        44,800
--------------------- ---------------- -------------------
Icahn Master               10/28/2005        22,848
--------------------- ---------------- -------------------
Icahn Master               10/31/2005        59,584
--------------------- ---------------- -------------------
Icahn Master                11/1/2005        73,200
--------------------- ---------------- -------------------
Icahn Master                11/4/2005        40,000
--------------------- ---------------- -------------------
Icahn Master                11/9/2005        95,360
--------------------- ---------------- -------------------
Icahn Master                11/6/2006        91,352
--------------------- ---------------- -------------------
Icahn Master                11/7/2006        82,216
--------------------- ---------------- -------------------
Icahn Master                11/8/2006        47,411
--------------------- ---------------- -------------------
Icahn Master                11/9/2006        45,676
--------------------- ---------------- -------------------
Icahn Master               11/10/2006        91,352
--------------------- ---------------- -------------------
Icahn Master               11/13/2006        91,351
--------------------- ---------------- -------------------
Icahn Master               11/15/2006       191,473
--------------------- ---------------- -------------------
Icahn Master               11/16/2006        91,352
--------------------- ---------------- -------------------
Icahn Master               11/17/2006       103,318
--------------------- ---------------- -------------------
Icahn Master               11/20/2006       137,027
--------------------- ---------------- -------------------
Icahn Master               11/21/2006        83,130
--------------------- ---------------- -------------------
Icahn Master               11/22/2006        65,773
--------------------- ---------------- -------------------
Icahn Master               11/24/2006        24,254
--------------------- ---------------- -------------------
Icahn Master               11/27/2006       165,940
--------------------- ---------------- -------------------
Icahn Master               11/28/2006       228,379
--------------------- ---------------- -------------------
Icahn Master               11/29/2006       182,703
--------------------- ---------------- -------------------
Icahn Master               11/30/2006        77,649
--------------------- ---------------- -------------------
Icahn Master                12/1/2006        64,322
--------------------- ---------------- -------------------
Icahn Master                12/5/2006       123,476
--------------------- ---------------- -------------------
Icahn Master                12/6/2006        56,479
--------------------- ---------------- -------------------
Icahn Master                12/7/2006        45,732
--------------------- ---------------- -------------------
Icahn Master                12/8/2006         2,104
--------------------- ---------------- -------------------
Icahn Master               12/11/2006         6,540
--------------------- ---------------- -------------------
Icahn Master               12/12/2006        75,458
--------------------- ---------------- -------------------
Icahn Master               12/13/2006        54,878
--------------------- ---------------- -------------------
Icahn Master               12/14/2006       102,929
--------------------- ---------------- -------------------
Icahn Master               12/18/2006        11,439
--------------------- ---------------- -------------------
Icahn Master               12/19/2006        45,755
--------------------- ---------------- -------------------
Icahn Master               12/21/2006        35,551

ICAHN MASTER SALES
------------------

                                       No. of Shares
Name                       Date           Sold
----                       ----           ----
Icahn Master              2/14/2005        59,800
--------------------- -------------- -----------------
Icahn Master              2/15/2005        93,340
--------------------- -------------- -----------------
Icahn Master              2/16/2005        15,600
--------------------- -------------- -----------------
Icahn Master              2/18/2005       577,180
--------------------- -------------- -----------------
Icahn Master              2/22/2005        54,315
--------------------- -------------- -----------------
Icahn Master              3/24/2005        40,500
--------------------- -------------- -----------------
2:1 SPLIT ON 4/1/05
--------------------- -------------- -----------------
Icahn Master              12/1/2005        61,340
--------------------- -------------- -----------------
Icahn Master              12/2/2005        60,914
--------------------- -------------- -----------------
Icahn Master              12/5/2005        26,712
--------------------- -------------- -----------------
Icahn Master              12/6/2005        85,194
--------------------- -------------- -----------------
Icahn Master              12/7/2005        56,824
--------------------- -------------- -----------------
Icahn Master              12/8/2005        90,263
--------------------- -------------- -----------------
Icahn Master              12/9/2005        26,282
--------------------- -------------- -----------------
Icahn Master             12/12/2005        38,209
--------------------- -------------- -----------------
Icahn Master             12/13/2005        59,767
--------------------- -------------- -----------------
Icahn Master             12/14/2005        24,750
--------------------- -------------- -----------------
Icahn Master             12/15/2005        79,832
--------------------- -------------- -----------------
Icahn Master             12/16/2005        27,051
--------------------- -------------- -----------------
Icahn Master             12/19/2005        43,537
--------------------- -------------- -----------------
Icahn Master             12/20/2005        32,887
--------------------- -------------- -----------------
Icahn Master             12/21/2005        57,595
--------------------- -------------- -----------------
Icahn Master             12/22/2005        40,427
--------------------- -------------- -----------------
Icahn Master             12/23/2005        24,197
--------------------- -------------- -----------------
Icahn Master             12/27/2005        12,780
--------------------- -------------- -----------------
Icahn Master             12/28/2005        42,600
--------------------- -------------- -----------------
Icahn Master             12/29/2005        41,279
--------------------- -------------- -----------------
Icahn Master             12/30/2005        23,984
--------------------- -------------- -----------------
Icahn Master               1/3/2006        55,445
--------------------- -------------- -----------------
Icahn Master               1/4/2006        78,298
--------------------- -------------- -----------------
Icahn Master               1/5/2006        18,829
--------------------- -------------- -----------------
Icahn Master               1/6/2006        12,482
--------------------- -------------- -----------------
Icahn Master               1/9/2006        22,493
--------------------- -------------- -----------------
Icahn Master              1/10/2006        57,126
--------------------- -------------- -----------------
Icahn Master              1/11/2006        51,120
--------------------- -------------- -----------------
Icahn Master              1/12/2006        36,125
--------------------- -------------- -----------------
Icahn Master              1/13/2006        20,831
--------------------- -------------- -----------------
Icahn Master              1/17/2006        24,069
--------------------- -------------- -----------------
Icahn Master              1/18/2006        21,896
--------------------- -------------- -----------------
Icahn Master              1/19/2006        50,140
--------------------- -------------- -----------------
Icahn Master              1/20/2006         8,690
--------------------- -------------- -----------------
Icahn Master              1/23/2006       111,781
--------------------- -------------- -----------------
Icahn Master              1/24/2006        61,173
--------------------- -------------- -----------------
Icahn Master              1/25/2006        47,243
--------------------- -------------- -----------------
Icahn Master              1/26/2006        40,683
--------------------- -------------- -----------------
Icahn Master              1/27/2006         9,713
--------------------- -------------- -----------------
Icahn Master              1/31/2006        31,822
--------------------- -------------- -----------------
Icahn Master               2/1/2006        64,283
--------------------- -------------- -----------------
Icahn Master               2/2/2006        16,529
--------------------- -------------- -----------------
Icahn Master               2/3/2006           128
--------------------- -------------- -----------------
Icahn Master               2/6/2006        26,199
--------------------- -------------- -----------------
Icahn Master               2/7/2006        12,908
--------------------- -------------- -----------------
Icahn Master               2/8/2006        17,253
--------------------- -------------- -----------------
Icahn Master               2/9/2006        42,301
--------------------- -------------- -----------------
Icahn Master              2/10/2006        73,569
--------------------- -------------- -----------------
Icahn Master              2/13/2006       114,805
--------------------- -------------- -----------------
Icahn Master              2/14/2006       183,007
--------------------- -------------- -----------------
Icahn Master              2/15/2006         2,769
--------------------- -------------- -----------------
Icahn Master              2/17/2006         2,982
--------------------- -------------- -----------------
Icahn Master              2/21/2006        17,338
--------------------- -------------- -----------------
Icahn Master              2/22/2006        21,300
--------------------- -------------- -----------------
Icahn Master              2/23/2006        15,677
--------------------- -------------- -----------------
Icahn Master              2/24/2006        25,730
--------------------- -------------- -----------------
Icahn Master              2/27/2006        18,563

                                                         ATTACHMENT 1 TO ANNEX A

American call options purchased by Icahn Master, which were written by Morgan Stanley and have a $23.00 strike price, an expiration date of 4/20/07 and provide for a physical settlement (unless Icahn Master opts for a cash settlement), are further described in the chart set forth below. This chart contains information with respect to all option trades relating to the Shares by Mr. Icahn and his affiliates within the past two years.

                    Number of
                    Shares Subject        Option
 Trade Date         to Option             Premium ($)
 ----------         ---------             -----------
  1/12/2007           80,000            1,856,928.00
---------------- ----------------   -----------------------
  1/16/2007           58,000            1,358,534.00
---------------- ----------------   -----------------------
  1/17/2007           11,945              280,142.50
---------------- ----------------   -----------------------
  1/18/2007          304,762            7,379,171.83
---------------- ----------------   -----------------------
  1/19/2007          126,630            3,063,470.95
---------------- ----------------   -----------------------
  1/22/2007          279,000            6,642,432.00

                                                         ATTACHMENT 2 TO ANNEX A

The Record Holders have entered into a number of derivative agreements, commonly known as Total Return Swaps, with Morgan Stanley, which agreements provide that the profit to the Record Holders shall be based upon the increase in value of the Shares and the loss to the Record Holders shall be based upon the decrease in the value of the Shares, during the period from inception of the applicable agreement to its termination. The agreements provide that they settle in cash. In addition to the Shares which they beneficially own, as shown in Annex A above, the Record Holders currently have long economic exposure to an aggregate of 3,382,600 Shares through such agreements. These agreements do not give the Record Holders direct or indirect voting, investment or dispositive control over the Shares to which these agreements relate and, accordingly: (i) Shares referenced in such agreements are not included in the tables set forth above on Annex A; and (ii) the Record Holders disclaim any beneficial ownership in the Shares to which these agreements relate. The following tables indicate the date of each Total Return Swap trade (each representing the establishment of a long economic exposure position) by Mr. Icahn and his affiliates within the past two years, and the number of Shares referenced in each such trade.


HIGH RIVER
----------

                                     No. of Shares
Name                   Date           Referenced
----                   ----           ----------
High River             12/22/2006        72,460
------------------- -------------- ------------------
High River             12/26/2006           960
------------------- -------------- ------------------
High River               1/3/2007        44,000
------------------- -------------- ------------------
High River               1/4/2007       103,160
------------------- -------------- ------------------
High River               1/5/2007        65,220
------------------- -------------- ------------------
High River               1/8/2007        70,000
------------------- -------------- ------------------
High River               1/9/2007        40,720
------------------- -------------- ------------------
High River              1/10/2007       100,000
------------------- -------------- ------------------
High River              1/11/2007       180,000


ICAHN PARTNERS
--------------

                                        No. of Shares
Name                       Date          Referenced
----                       ----          ----------
Icahn Partners           12/22/2006        124,069
------------------ ----------------- ------------------
Icahn Partners           12/26/2006          1,644
------------------ ----------------- ------------------
Icahn Partners             1/3/2007         89,112
------------------ ----------------- ------------------
Icahn Partners             1/4/2007        178,235
------------------ ----------------- ------------------
Icahn Partners             1/5/2007        134,529
------------------ ----------------- ------------------
Icahn Partners             1/8/2007        121,845
------------------ ----------------- ------------------
Icahn Partners             1/9/2007         70,880
------------------ ----------------- ------------------
Icahn Partners            1/10/2007        174,065
------------------ ----------------- ------------------
Icahn Partners            1/11/2007        313,317


ICAHN MASTER
------------

                                     No. of Shares
Name                   Date           Referenced
----                   ----           ----------
Icahn Master        12/22/2006          165,771
---------------- --------------   ------------------
Icahn Master        12/26/2006            2,196
---------------- --------------   ------------------
Icahn Master          1/3/2007           86,888
---------------- --------------   ------------------
Icahn Master          1/4/2007          234,405
---------------- --------------   ------------------
Icahn Master          1/5/2007          126,351
---------------- --------------   ------------------
Icahn Master          1/8/2007          158,155
---------------- --------------   ------------------
Icahn Master          1/9/2007           92,000
---------------- --------------   ------------------
Icahn Master         1/10/2007          225,935
---------------- --------------   ------------------
Icahn Master         1/11/2007          406,683

                                                         ATTACHMENT 3 TO ANNEX A

The Record Holders have entered into a number of derivative agreements, commonly known as Credit Default Swaps, with Morgan Stanley and Bear Stearns, which agreements provide that the profit or loss to the Record Holders shall be based upon the increase or decrease in value of the referenced debt obligation of the Corporation. All such agreements have been terminated. The following tables indicate the date and details of each Credit Default Swap trade by Mr. Icahn and his affiliates within the past two years.

Credit Default Swap Transactions
(Reference Obligation: 7.875% Senior Notes due 2012)

HIGH RIVER
----------

       Name              Date              Trade             Calculation Amount
       ----              ----              -----             ------------------
High River                8/5/2005    Buy protection                $2,000,000
------------------- --------------- -------------------- ----------------------
High River                8/8/2005    Buy protection                 2,000,000
------------------- --------------- -------------------- ----------------------
High River               8/10/2005    Buy protection                 2,000,000
------------------- --------------- -------------------- ----------------------
High River               12/1/2005         Close                   *(4,000,000)
------------------- --------------- -------------------- ----------------------
High River               2/15/2006         Close                  **(2,000,000)


ICAHN PARTNERS
--------------

     Name                Date              Trade       Calculation Amount
     ----                ----              -----       ------------------
Icahn Partners          8/5/2005     Buy protection              $3,840,000
----------------- --------------- --------------------- --------------------
Icahn Partners          8/8/2005     Buy protection               3,840,000
----------------- --------------- --------------------- --------------------
Icahn Partners         8/10/2005     Buy protection               3,840,000
----------------- --------------- --------------------- --------------------
Icahn Partners         12/1/2005         Close                  *(7,680,000)
----------------- --------------- --------------------- --------------------
Icahn Partners         2/15/2006         Close                 **(3,840,000)


ICAHN MASTER
------------

   Name             Date           Trade          Calculation Amount
   ----             ----           -----          ------------------
Icahn Master       8/5/2005     Buy protection        $4,160,000
---------------- ------------ ------------------ ----------------------
Icahn Master       8/8/2005     Buy protection         4,160,000
---------------- ------------ ------------------ ----------------------
Icahn Master      8/10/2005     Buy protection         4,160,000
---------------- ------------ ------------------ ----------------------
Icahn Master      12/1/2005         Close            *(8,320,000)
---------------- ------------ ------------------ ----------------------
Icahn Master      2/15/2006         Close           **(4,160,000)

* Termination of 8/5/05 and 8/8/05 transactions
** Termination of 8/10/05 transaction

                                                                         ANNEX B

Certain information about each Nominee is set forth in the attachments to this Annex B.

                                                                         ANNEX B
                                                                    ATTACHMENT 1

INFORMATION ABOUT NOMINEE PURSUANT TO ARTICLE III, SECTION 13 OF THE BYLAWS

Name:              Jose Maria Alapont

Age:               56

Business Address:  26555 Northwestern Highway
                   Southfield, MI 48033

Residence Address: 1772 Heron Ridge Drive, Bloomfield Hills, MI 48302

Mr. Alapont has, since June of 2005, served as chairman of the board of directors of Federal-Mogul Corporation ("FMO"), a global supplier of products to the automotive, light commercial, heavy-duty truck, off-highway, agricultural, marine, rail and industrial markets, as well as president and chief executive officer and a member of the board of FMO since March of 2005. FMO is currently restructuring its business under chapter 11 of the United States Bankruptcy Code. Entities controlled by Carl C. Icahn own a majority of FMO's unsecured bonds and, pursuant to FMO's proposed plan of reorganization (the "Plan"), will have an option to purchase shares of FMO from the FMO asbestos trust to be established pursuant to Section 524(g) of the Bankruptcy Code following the effective date of the Plan. If such option is exercised, the shares held by Icahn entities (including shares proposed to be distributed in respect of FMO's unsecured bonds) would constitute a majority of the equity of reorganized FMO. Prior to joining FMO, Mr. Alapont was chief executive officer and a member of the board of directors of IVECO, the commercial vehicle company of the Fiat Group. From 1997 to 2003, Mr. Alapont served in various key executive positions at Delphi Automotive Systems. From 1990 to 1997, Mr. Alapont served in several executive roles at Valeo, a global automotive supplier. Mr. Alapont began his automotive career in 1974 with Ford Motor Company and over the course of 15 years worked in different management positions - from engineer at Ford Spain to powertrain manager at Ford Europe. Mr. Alapont earned degrees in industrial engineering from the Technical School of Valencia and in philology from the University of Valencia, in Spain.

                                                                         ANNEX B
                                                                    ATTACHMENT 2

INFORMATION ABOUT NOMINEE PURSUANT TO ARTICLE III, SECTION 13 OF THE BYLAWS

Name:              Ambassador John R. Bolton

Age:               58

Business Address:  1150 Seventeenth Street, NW
                   Washington, DC 20036

Residence Address: 9107 Fernwood Road, Bethesda, MD 20817

Since January 30, 2007, Ambassador Bolton has been a director of Diamond Offshore Drilling, Inc., a NYSE-listed provider of contract drilling services to the energy industry. Ambassador Bolton also currently serves as a Senior Fellow at the American Enterprise Institute (AEI). His portfolio includes Foreign Policy and International Organizations. Ambassador Bolton served as the United States Permanent Representative to the United Nations from August 1, 2005 to December 9, 2006. From May 2001 to May 2005, Ambassador Bolton served as Under Secretary of State for Arms Control and International Security, also in the Bush Administration. Prior to this, Ambassador Bolton was Senior Vice President of the AEI. He supervised the AEI research program, financial oversight, dissemination of the AEI research and publications, public affairs and general management. Ambassador Bolton has spent many years of his career in public service. Previous positions he has held are Assistant Secretary for International Organization Affairs at the Department of State, 1989-1993; Assistant Attorney General, Department of Justice, 1985-1989; Assistant Administrator for Program and Policy Coordination, U.S. Agency for International Development, 1982-1983; General Counsel, U.S. Agency for International Development, 1981-1982. Ambassador Bolton is also an attorney. He was an associate at the Washington office of Covington & Burling, and then a member of the firm from 1983-1985, after public service at the U.S. Agency for International Development. Bolton graduated Phi Beta Kappa, summa cum laude from Yale College (1970), and received his J.D. from Yale Law School (1974), where he was editor of the Yale Law Journal.

                                                                         ANNEX B
                                                                    ATTACHMENT 3

INFORMATION ABOUT NOMINEE PURSUANT TO ARTICLE III, SECTION 13 OF THE BYLAWS

Name:              Keith A. Meister

Age:               33

Business Address:  767 Fifth Avenue, 47th Floor
                   New York, New York 10153

Residence Address: 525 W. 22nd Street, Apt. # 2A, New York, NY 10011

Since March 2006, Mr. Meister has served as Principal Executive Officer and Vice Chairman of the Board of American Property Investors, Inc. ("API"), the general partner of American Real Estate Partners, L.P. ("AREP"). Mr. Meister served as President of API from August 2003 until July 2005 and as Chief Executive Officer of API from August 2003 until March 2006. AREP is a NYSE-listed diversified holding company engaged in a variety of businesses that is majority-owned by various entities controlled by Carl C. Icahn. Mr. Meister also serves as a director and/or officer of various direct and indirect subsidiaries of AREP. Mr. Meister is also a Managing Director of Icahn Partners LP, Icahn Partners Master Fund LP and Icahn Partners Master Fund II LP, which are private investment funds controlled by Mr. Icahn. From March 2000 through 2001, Mr. Meister served as co-president of J Net Ventures, a venture capital fund that he co-founded, focused on investments in information technology and enterprise software businesses. From 1997 through 1999, Mr. Meister served as an investment professional at Northstar Capital Partners, an opportunistic real estate investment partnership. Prior to Northstar, Mr. Meister served as an investment analyst in the investment banking group at Lazard Freres. He also serves on the Boards of Directors of the following companies: XO Holdings, Inc., a telecommunications company that is majority-owned by various entities controlled by Mr. Icahn; American Railcar Industries, Inc., a company primarily engaged in the business of manufacturing covered hopper and tank railcars that is majority-owned by various entities controlled by Mr. Icahn; and BKF Capital Group, Inc., an investment management firm in which Mr. Icahn's entities are stockholders. Mr. Meister received an A.B. in government, cum laude, from Harvard College in 1995.

In connection with his employment by Mr. Icahn and his affiliated companies, Mr. Meister, among other employees, has a participatory interest in the profits and fees derived by Mr. Icahn and/or his affiliated entities from Icahn Partners LP and Icahn Partners Master Fund LP (the "Funds"). Because only a portion of such profit interests are distributed and because of his other investments in the Funds, Mr. Meister also has capital accounts in the Funds. In the aggregate, Mr. Meister's profit interests and capital accounts in the Funds entitle him to less than 2% of the profits generated by the Funds.

                                                                         ANNEX B
                                                                    ATTACHMENT 4

INFORMATION ABOUT NOMINEE PURSUANT TO ARTICLE III, SECTION 13 OF THE BYLAWS

Name:              James J. Unger

Age:               58

Business Address:  100 Clark Street
                   St. Charles, Missouri 63301

Residence Address: 26 Baxter Lane, Chesterfield, MO 63017

Mr. Unger has served as President, Chief Executive Officer and director of American Railcar Industries, Inc. ("ARI") since March 1995. ARI is a NYSE-listed company of which Carl C. Icahn is a principal beneficial stockholder that is primarily engaged in the business of manufacturing covered hopper and tank railcars. Prior to joining ARI, he served as president of ACF Industries, Inc., a manufacturer of railcar components controlled by Mr. Icahn, from 1988 to 1995, as its senior vice president and chief financial officer from 1984 to 1988 and on its board of directors from August 1993 to March 2005. After he joined ARI in 1995, Mr. Unger simultaneously continued to serve as the vice chairman of ACF until March 2005. Mr. Unger has served as president of Ohio Castings, a joint venture in which ARI has a one-third interest, since June 2003. Mr. Unger has been on the board of directors of Aspen Resources Group, an oil and gas exploration company since May 2002. Mr. Unger participates in several industry organizations, including as an executive committee member for the Railway Supply Institute, Inc., or "RSI". He also is a board member of the American Railway Car Institute, a member of the project review committee for the RSI-AAR Railroad Tank Car Safety Research Test Project, a steering committee member of the RSI Committee on Tank Railcars, and a member of the National Freight and Transportation Association. Mr. Unger served as a member of the board of directors of Ranken Technical College from 1990 to 2002. Mr. Unger received a B.S. in accounting from the University of Missouri, Columbia and is a certified public accountant.

                                                                         ANNEX C

The written consent of each Nominee to being named in the proxy statement as a nominee for election as a director of the Corporation and to serve as a director if elected is attached to this Annex C. If the Corporation requests original signed statements of consents, the Record Holders will provide them.

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Temple-Inland Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master") and High River Limited Partnership
("High River" and together with Icahn Partners and Icahn Master, the "Record Holders") and in other materials in connection with the solicitation of proxies by the Record Holders from stockholders of the Company to be voted at the 2007 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: February 14, 2007


/s/ Jose Maria Alapont
----------------------
Name:  Jose Maria Alapont

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Temple-Inland Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master") and High River Limited Partnership
("High River" and together with Icahn Partners and Icahn Master, the "Record Holders") and in other materials in connection with the solicitation of proxies by the Record Holders from stockholders of the Company to be voted at the 2007 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: February 14, 2007


/s/ John R. Bolton
------------------
Name:  John R. Bolton

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Temple-Inland Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master") and High River Limited Partnership
("High River" and together with Icahn Partners and Icahn Master, the "Record Holders") and in other materials in connection with the solicitation of proxies by the Record Holders from stockholders of the Company to be voted at the 2007 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: February 14, 2007


/s/ Keith A. Meister
--------------------
Name:  Keith A. Meister

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Temple-Inland Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master") and High River Limited Partnership
("High River" and together with Icahn Partners and Icahn Master, the "Record Holders") and in other materials in connection with the solicitation of proxies by the Record Holders from stockholders of the Company to be voted at the 2007 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: February 14, 2007


/s/ James J. Unger
------------------
Name:  James J. Unger

                                                                         ANNEX D

Attached to this Annex D is the form of agreement pursuant to which the Record Holders have agreed to pay certain fees to certain of the Nominees and to indemnify such Nominees with respect to certain costs incurred by such Nominees in connection with the proxy contest relating to the Annual Meeting.

                                ICAHN PARTNERS LP
                              ICAHN MASTER FUND LP
                         HIGH RIVER LIMITED PARTNERSHIP

                                                              February 14, 2007

[NOMINEE]

Dear Mr. [___________]:

     This will confirm our understanding as follows:

     You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") to stand for election as directors of Temple-Inland Inc. ("Temple-Inland") in connection with a proxy contest with management of Temple-Inland in respect of the election of directors of Temple-Inland at the 2007 Annual Meeting of Stockholders of Temple-Inland (the "Annual Meeting"), expected to be held in May 2007, or a special meeting of stockholders of Temple-Inland called for a similar purpose (the "Proxy Contest").

     The undersigned agree to pay the costs of the Proxy Contest. In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that the undersigned intend to nominate you for election at the Annual Meeting, you will be paid $25,000 by the undersigned.

     You understand that, pursuant to the By-Laws of Temple-Inland, it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide the undersigned with information necessary for the undersigned to make appropriate disclosure both to Temple-Inland and for use in creating the proxy material to be sent to stockholders of Temple-Inland and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Jesse Lynn, Counsel, Icahn Associates Corp., 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4331, Fax: (212) 688-1158, Email: jlynn@sfire.com, and
(ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Temple-Inland informing Temple-Inland that you consent to being nominated by the undersigned for election as a director of Temple-Inland and, if elected, consent to serving as a director of Temple-Inland. Upon being notified that we have chosen you, we may forward that consent and your completed questionnaire (or summaries thereof) to Temple-Inland.

     The undersigned hereby agree that, so long as you actually serve on the Slate, the undersigned will defend, indemnify and hold you harmless from and against any and all losses, claims, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Temple-Inland on the Slate. Your right of indemnification hereunder shall continue after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, the undersigned is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Temple-Inland's Board of Directors or for any actions taken by you as a director of Temple-Inland, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify the undersigned in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, the undersigned shall be entitled to control your defense with counsel chosen by the undersigned. The undersigned shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, the undersigned may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

     Each of us recognizes that should you be elected to the Board of Directors of Temple-Inland all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of Temple-Inland and, as a result, that there is, and can be, no agreement between you and the undersigned which governs the decisions which you will make as a director of Temple-Inland.

     Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

                                            Very truly yours,

                                            ICAHN PARTNERS LP

                                            By:  _________________________
                                                 Name: Edward E. Mattner
                                                 Its: Authorized Signatory



                                            ICAHN PARTNERS MASTER FUND LP

                                            By:  _________________________
                                                 Name: Edward E. Mattner
                                                 Its: Authorized Signatory



                                            HIGH RIVER LIMITED PARTNERSHIP
                                            By: Hopper Investments LLC,
                                                its general partner
                                              By:  Barberry Corp., its sole
                                                   member

                                                By:  _________________________
                                                     Name: Edward E. Mattner
                                                     Its: Authorized Signatory



Agreed to and Accepted as of the date first above written:


--------------------------
Name:

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Temple-Inland Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master") and High River Limited Partnership
("High River" and together with Icahn Partners and Icahn Master, the "Record Holders") and in other materials in connection with the solicitation of proxies by the Record Holders from stockholders of the Company to be voted at the 2007 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: February 14, 2007


------------------------
Name: